Exhibit 99.1

Company Contact:	Investor Relations Contact:
Mr. Xiqun Yu	Mr. Crocker Coulson
Chairman and CEO	President
China Education Alliance, Inc.	CCG Elite Investor Relations
Tel: +86-451-8233-5794	Tel: +1-646-213-1915 (NY Office)
E-mail: yxq@edu-chn.com	E-mail: crocker.coulson@ccgir.com

China Education Alliance Announces Share Repurchase Program

Harbin, Heilongjiang Province, China - March 17, 2008 - China Education Alliance, Inc. (OTC Bulletin Board: CEUA.OB) (“China Education Alliance” or “the Company”), a leading distributor of educational resources, offering high-quality programs and training both through online networks and an on-site training center in China, today announced that its Board of Directors has approved to repurchase up to 1 million shares of its common stock from time to time in the open-market at prevailing market prices.

The timing and extent of any purchases will depend upon market conditions, the trading price of its common shares and other factors and will be subject to the restrictions relating to volume, price and timing under applicable law, including Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended. China Education Alliance expects to implement this share repurchase program over the next 12 months, in a manner consistent with market conditions and the interest of the shareholders. There is no assurance that the Company will purchase securities and the program may be suspended or discontinued at any time.

There are approximately 21,492,631 shares of its common stock outstanding as of March 5, 2008.

Management believes that the Company’s stock is currently undervalued in the marketplace and that the stock repurchase will be beneficial to, and represents the Company’s commitment to its shareholders.

About China Education Alliance, Inc.

The Company is an educational resource company offering high-quality educational programs and training through both online networks and an on-site training center. The Company’s products include online test preparation materials, researchers’ materials, study guides, and audio recordings, vocational training services and vocational certifications. The Company conducts educational services through three main channels: a large educational online portal, educational software and media, and education and vocational training centers. The Company is currently selling educational products and services to families, provincial education officials, administrators, schools and teachers in China.

Disclaimer

This Press Release is not an offer to sell or a solicitation of an offer to buy any shares of Common Stock of the Company or any other securities of the Company.

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company’s planned expansion in 2008 and predictions and guidance relating to the Company’s future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs and are not a guarantee of future performance but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the education industry, pricing and demand trends for the Company’s products, changes to government regulations, risk associated with operation of the Company’s new facilities, risk associated with large scale implementation of the company’s business plan, the ability to attract new customers, ability to increase its product’s applications, cost of raw materials, downturns in the Chinese economy, the adoption by consumers of its new game business, the unproven advertising model that is dependent on attracting a large game user base, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release, readers are cautioned not to place undue reliance on any of them and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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